                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1994-CII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1994-CII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                             HOME IMPROVEMENT LOANS
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.10%
                                GREEN TREE TRUST
                                    1994-CII
                                 MONTHLY REPORT
                                  October 1994

                                              Distribution Date:   11/15/94
                                              Trust Account:       3333835-0
A.  Collected Amount                                          $   547,310.54

B.  Delinquent Payments Advanced/Recovered                          5,181.88

C.  Aggregate Repurchase Price for Contracts to be
    Repurchased                                                     9,941.20

D.  Amount Available (A+B+C)                                      562,433.62

E.  Monthly Interest                                               81,292.28

F.  Monthly Principal
    (1)  Regular Principal Payment              $ 94,358.42
    (2)  Principal Prepayments                   302,030.18
    (3)  Delinquent Payments Advanced              9,450.84
    (4)  Net Losses                                     .00
    (5)  Contracts Repurchased due to
         Breach of Representations and
         Warranties (see attached)                 9,874.30
    (6)  Bankruptcy Write-down                          .00
    (7)  Unpaid Principal from Prior Months             .00
    (8)  Delinquent Payments Recovered            (7,210.13)

         Total Principal                                          408,503.61

G.  Monthly Servicing Fee (.75%)                                    7,527.06

H.  Advances Reimbursed
    (1)  Prior Advances that have been recovered                   13,646.45
    (2)  Uncollectible Advances                                          .00

I.  Guaranty Fee                                                   65,110.67

J.  Shortfall ((E+F)-D)                                                  .00

K.  Guaranty Payment (lesser of J or Guaranty  Amount
    from prior month)                                                    .00

L.  Remaining Principal Balance                                11,634,796.45

M.  Pool Factor

    1)  Previous Month Pool Factor                                 .96484079
    2)  Current Month Pool Factor                                  .93211381

                             HOME IMPROVEMENT LOANS
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.10%
                                GREEN TREE TRUST
                                    1994-CII
                                 MONTHLY REPORT
                                  October 1994
                                     Page 2

                                           Distribution Date:  11/15/94
                                           Trust Account:      3333835-0
N.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts

    (1)  31 - 59                   47,984.54             6
    (2)  60 - 89                    6,927.21             1
    (3)  90 days or more            9,858.46             1

O.  Liquidated Contracts                                              .00

P.  Aggregate Net Liquidation Losses since Cut-off Date          5,091.14

Q.  Guaranty Amount ($1,154,601.00 - P)                      1,149,509.86

R.  Number of Loans Remaining                                       1,916

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.

                                      GTHI
                                    1994-CII
                                 October, 1994
                          Contracts Repurchased Due to
                    Breach of Representation and Warranties*


                                               Repurchase
  Account#        Principal      Interest        Amount
- ------------      ---------      --------      ----------
15653496           9,874.30         66.90       9,941.20
                  ---------        ------      ---------
TOTALS            $9,874.30        $66.90      $9,941.20
                  =========        ======      =========

* Unable to locate original loan documents.